UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21902

Cohen & Steers Institutional Global Realty Shares, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2007

Item 1. Reports to Stockholders.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

February 8, 2008

To Our Shareholders:

We are pleased to submit to you our report for the year ended December 31, 2007. The net asset value at that date was $25.10 per share. In addition, an ordinary income dividend of $0.623 per share was declared for shareholders of record on December 28, 2007 and was paid on December 31, 2007a.

The total return, including income and change in net asset value, for the fund and the comparative benchmarks were:

	Six Months Ended December 31, 2007	Year Ended December 31, 2007
Cohen and Steers Institutional Global Realty Shares	–10.40%	–12.35%
FTSE ERPA/NAREIT Global Real Estate Index[b]	–6.96%	–6.96%
S&P 500 Index[b]	–1.37%	5.49%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the fund current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com.

Investment Review

Overall, the year was negative for global real estate securities, although the Asia Pacific region had a positive total return. Concerns over the credit crisis that first surfaced in the United States resulted in a general re-pricing of risk and a rapid deterioration of liquidity in the U.S. as well as Europe. In both regions, markets were rattled as the number of financial institutions announcing multi-billion dollar write-downs associated with exposure to asset-backed securities grew.

Most of Asia Pacific was positively correlated with China and appeared to be "decoupled," at least temporarily, from the United States, where the housing slowdown and credit crisis fueled concerns over an economic slowdown. Japan was an exception, as its export-based economy was hurt by the yen's appreciation against the dollar.

a  Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of the calendar year.

b  The FTSE EPRA/NAREIT Global Real Estate Index is an unmanaged portfolio of approximately 295 constituents from 21 countries. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

U.S. REIT returns reversed course

U.S. REITs (–16.4% total return)1 suffered a decline after four straight years of double-digit gains and seven years of positive total returns. As the year began, the U.S. economy was strong, driving growth in demand for commercial real estate. New supply of competitive commercial real estate product was relatively muted and debt markets were highly liquid and accommodative of real estate M&A activity. This was highlighted in January by a bidding contest for Equity Office Properties, which was acquired by The Blackstone Group in a $41 billion transaction, at a 24% premium to the market price when the offer was first made.

REITs hit by credit woes

However, as credit concerns broadened during the summer, commercial banks, seeking to preserve capital to offset losses from a variety of financial instruments, became reluctant to lend. Loans to finance M&A stopped abruptly, removing a positive catalyst for the REIT market. In addition, the credit crunch increased the possibility of a U.S. economic recession, fueling worries over underlying fundamentals for real estate.

U.S. real estate securities, which had reached an all-time high in February 2007, declined more than 20% from that peak by August. REITs were volatile over the remainder of the year, as investors reacted to monetary news (the U.S. Federal Reserve reduced interest rates from 5.25% to 4.25% between September and the end of the year) and the latest unsettling credit news; for example, REITs fell when Freddie Mac reported a $2 billion mortgage-related third-quarter loss.

The crises crossed the Atlantic

The liquidity crisis and credit crunch became visible in Europe in September, when the Bank of England (BOE) stepped in to rescue Northern Rock PLC. A residential lender that borrowed heavily from the capital markets, Northern Rock saw its access to capital essentially cut off. The bank's difficulties contributed to a crisis of confidence that saw financial institutions become reluctant to lend to businesses and to each other.

With scarce capital becoming more expensive, commercial property transactions—and prices—declined, valuations dropped (cap rates expanded) and property stocks sold off. The high cost of debt also led to concerns about slowing economic growth, which put downward pressure on equities generally. Before year end, several European financial institutions—notably, Swiss Reinsurance Company, HSBC Holdings PLC, UBS and Barclays—would take significant write-downs tied to their exposure to asset-backed securities.

The U.K. declined

The United Kingdom's decline (–36.3%) began in January amid profit-taking from the late-2006 REIT-conversion rally. Two BOE interest-rate hikes and concerns that office property values would fall in an economic slowdown put additional downward pressure on prices. A 25 basis-point interest-rate cut by the U.K. central bank in December—the first in more than two years—may have signaled the beginning of a more accommodative monetary policy that could help stimulate economic growth and improve credit conditions.

1  Country returns are in local currencies as measured by the FTSE EPRA/NAREIT Global Real Estate Index.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

London office rents increased throughout the year due to low vacancies, strong leasing activity and moderate new supply. The stock market, however, correctly anticipated that real estate asset values would decline, reversing the trend of the last several years. West End offices performed better than those in the City—the financial district—due to lower vacancies, minimal development activity and less reliance on financial services tenants.

The ECB targeted inflation

Europe's GDP growth in 2007 (3.0%) was accompanied by greater-than-targeted inflation (2.6%). The European Central Bank (ECB) took a hawkish stance against inflation and raised interest rates to 4.0% in the second quarter—its highest level in six years.

The decline in French property stocks (–19.7%) was attributable to the liquidity crunch and a diminished economic outlook. The Paris office sector, however, benefited from continued demand growth and limited supply. France's office market was also in a better position to ride out further erosion in the banking sector because of its modest reliance on financial services tenants.

Residential property shares in Germany (–40.0%) sold off as fundamentals for apartments were not as strong as the market expected. Norway (–1.0%) was the best performer among Europe's developed markets. Rising oil prices stimulated the energy-dependent economy, leading to higher valuations. Commercial property supply has been limited, and high construction costs kept supply tight.

Asia Pacific steered its own course

At times, Asia Pacific appeared largely immune to the credit crisis that paralyzed U.S. and European financial markets. However, evidence that the region was susceptible emerged in December when Centro Properties Group, an Australian LPT, was unable to refinance debt.

Hong Kong led the region, but China was the engine

Hong Kong (+58.9%) was the top performer in the region. Declining interest rates (the Hong Kong dollar is pegged to the U.S. dollar), falling unemployment and rising household income benefited residential developers. The office sector received a boost from China's decision to expand the Qualified Domestic Institutional Investor (QDII) program, which will allow mainland investors to invest in Hong Kong stocks, spurring demand from financial services tenants.

Singapore (+8.1%) sold off over the second half of the year after the government introduced a policy initiative to increase office, residential and hotel property supply in an attempt to keep the country's cost of occupancy competitive with other markets in the region. This was followed by regulations preventing builders from offering deferred financing incentives to homebuyers, in an effort to moderate housing prices and discourage speculation.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

Japan's recovery stalled

Japan (–12.3%) had positive returns early in the year on the belief that a sustained economic recovery was underway. Nevertheless, property stocks—and equities in general—sold off as the prospect of global economic slowing created uncertainty about Japan's economy and corporate earnings. Property fundamentals in Japan were healthy nonetheless, particularly in the Tokyo office market.

Australia (–7.7%), a positive performer for most of the year, declined in December when Centro sold off on the announcement that it was unable to refinance A$2.7 billion of maturing debt, taken on to finance its aggressive acquisition program. Banks were unwilling to lend to the company because of its heavy reliance on off-balance-sheet financing to acquire properties, its large debt load and its portfolio of second-tier American shopping centers. Centro's difficulties reverberated throughout the world, as it was the first major liquidity crisis to hit commercial real estate markets. There do not appear to be many similar refinancing situations, however.

Global Real Estate Securities Total Returns in Local Currencies
2007

Country returns are in local currencies as measured by the FTSE EPRA/NAREIT Global Real Estate Index.

Performance hindered by overweights in the U.K. and Germany

Our portfolios underperformed the benchmark for the year. Detractors included stock selection in the United States and Canada, along with our underweight in Australia. We increased our allocation to Japan in the spring, just as global markets were hit by the credit-related sell-off. While this detracted from performance, as Japan was disproportionately affected, stock selection more than compensated.

Performance was also hindered by an overweight and stock selection in Germany, as well as an overweight in Italy and in the United Kingdom. In our view, however, U.K. REITs are among the world's most attractively priced real estate securities.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

Our overweight in Hong Kong enhanced returns, but stock selection offset this somewhat, as we did not fully participate in Hong Kong initial public offerings by mainland China homebuilders. In our view, homebuilding is a riskier business model than ownership of commercial properties that have recurring cash flows. Our underweight in Austria also lifted returns; investors sold Austrian property company shares as poor structures and corporate governance began to affect returns to shareholders. U.S. dollar investors benefited from the effects of a favorable exchange rate.

Investment Outlook

A broad recovery in property share prices is likely to hinge on how quickly and completely the global economy works through the liquidity and credit crises that escalated in 2007.

U.S. real estate securities were trading at an 18% discount to their underlying net asset value as of December 31, 2007, compared with a premium of 13% at the end of 2006, and compared with a historical average premium of 5%. The size of this discount suggests to us that the market is expecting at least a mild U.S. recession and a meaningful decline in property values. Our view is that the economy will slow, with some possibility of it dipping into recession, before reaccelerating as monetary actions take hold. We have already factored modest declines into U.S. property asset values due to higher cap rates, particularly for class B properties and secondary markets. However, we do not expect a dramatic downturn in values due to strength in fundamentals and cash flows.

The United Kingdom and continental Europe will likely experience further declines in real estate asset values, although probably not to the degree that they saw in 2007. We believe that investor sentiment in the U.K. is bottoming out and that we are seeing the beginnings of constructive drivers for stocks. The BOE's 25 basis-point interest-rate cut on December 6 was a positive first step. While we are cognizant of the proposed additions to the City's office sector, particularly the 2009–2011 pipeline, the credit crisis is likely to postpone some of the new construction.

In our opinion, European property shares, while very inexpensive relative to real estate values, face continued headwinds; fighting inflation, rather than spurring growth, is the ECB's primary focus.

With respect to Asia, rate cuts by the U.S. Federal Reserve in 2008 are likely to stimulate Hong Kong's economy, which will probably lead to asset price inflation. Residential developers should benefit from that economic scenario as lower borrowing costs typically spur home purchases. We nevertheless believe that landlords represent the better value, as they have been largely overlooked and are attractively valued.

We anticipate that the Chinese government's restrictive monetary and regulatory measures to control real estate speculation will succeed in slowing the white-hot economy. Share prices of richly valued mainland-based residential developers may come under pressure. We will selectively take advantages of opportunities as we believe in China's long-term growth story.

We are less bullish on Singapore than we have been in the past because of the government's intention to increase office, residential and hotel supply with the goal of keeping the country cost-competitive with its neighbors. We are closely monitoring these initiatives and their effect on property fundamentals.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

Japanese property stocks and J-REITs are cheap following this year's correction. If the global financial markets stabilize, Japanese real estate securities may regain the momentum they had going into 2007.

Centro will weigh on Australia for a while, even though its complex financing structure is an anomaly. We are cautious about the LPTs because of rising inflation, the likelihood of continued monetary tightening and a preponderance of portfolio assets in Europe and the United States. The domestic market, in our opinion, features strong demand growth and limited capacity.

Generally, we believe 2008 is likely to be characterized as a year in which 2007's monetary tightening gives way to easing. Likewise, we believe investors will come to recognize that property stocks may present an attractive investment opportunity in 2008, as economies benefit from lower interest rates and investors have more confidence in net asset values. In this environment, we remain more focused than ever on companies with strong managements, solid balance sheets and properties in the most desirable locations.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	JAMES S. CORL

Portfolio Manager	Portfolio Manager

W. JOSEPH HOULIHAN	GERIOS J. M. ROVERS

Portfolio Manager	Portfolio Manager

DEREK CHEUNG

Portfolio Manager

The views and opinions in the preceding commentary are as of the date stated and are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering REIT, utility and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

Performance Review (Unaudited)

Growth of a $3,000,000 Investment

Average Annual Total Returns—For the Periods Ended December 31, 2007

	1 Year	Since Inception[b]
Fund	–12.35%	3.07%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The gross and net expense ratios, respectively, were 1.06% and 1.00%, as disclosed in the May 1, 2007 prospectus. The advisor has contracutally agreed to reimburse the fund so that its annual operating expenses do not exceed 1.00%. This commitment will remain in place for the life of the fund.

a  The comparative indexes are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the fund's performance. The fund's performance assumes the reinvestment of all dividends and distributions.

b  Inception date of August 10, 2006.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

Expense Example
(Unaudited)

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs including management fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007—December 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007– December 31, 2007
Actual (–10.40% return)	$1,000.00	$896.00	$4.78
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.16	$5.09

*  Expenses are equal to the fund's annualized expense ratio of 1.00% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the fund had borne all of its expenses that were assumed by the advisor, the annualized expense ratio would have been 1.05%.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

DECEMBER 31, 2007

Top Ten Holdings
(Unaudited)

Security	Market Value	% of Net Assets
Mitsubishi Estate Co., Ltd.	$13,533,500	4.8%
Land Securities Group PLC	13,509,695	4.8
Unibail-Rodamco	13,017,290	4.6
Mitsui Fudosan Co., Ltd.	11,289,173	4.0
SL Green Realty Corp.	9,817,693	3.5
Derwent London PLC	8,568,284	3.1
Henderson Land Development Company Ltd.	8,124,391	2.9
Sun Hung Kai Properties Ltd.	7,885,805	2.8
Public Storage	7,664,004	2.7
Macerich Co.	7,429,323	2.7

Country Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS

December 31, 2007

		Number of Shares	Value
COMMON STOCK	98.1%
AUSTRALIA	8.0%
DIVERSIFIED	3.1%
DB RREEF Trust		249,853	$438,767
GPT Group		1,274,234	4,520,120
Mirvac Group		339,443	1,788,288
Stockland		281,366	2,080,190
			8,827,365
INDUSTRIAL	1.0%
Macquarie Goodman Group		647,891	2,781,827
MALLS	1.5%
Westfield Group		231,165	4,262,464
OFFICE	1.6%
Commonwealth Property Office Fund		2,686,583	3,644,585
Tishman Speyer Office Fund		568,955	811,803
			4,456,388
SHOPPING CENTER	0.8%
CFS Gandel Retail Trust		1,047,766	2,152,780
TOTAL AUSTRALIA			22,480,824
AUSTRIA	0.4%
DIVERSIFIED
CA Immobilien Anlagen AGa		54,996	1,230,226
FINLAND	0.9%
DIVERSIFIED	0.4%
Citycon Oyj		241,882	1,290,800
OFFICE	0.5%
Sponda Oyj		110,187	1,316,178
TOTAL FINLAND			2,606,978

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

		Number of Shares	Value
FRANCE	5.8%
DIVERSIFIED	5.5%
ICADE		7,472	$1,114,402
Societe Immobiliere de Location pour L'Industrie et le Commerce (Silic)		9,532	1,397,668
Unibail-Rodamco		59,388	13,017,290
			15,529,360
SHOPPING CENTER	0.3%
Mercialys Promesse		19,707	754,026
TOTAL FRANCE			16,283,386
GERMANY	1.0%
APARTMENT	0.3%
Deutsche Wohnen AG		21,813	672,915
DIVERSIFIED	0.3%
IVG Immobilien AG		25,782	888,838
OFFICE	0.4%
Alstria Office AGa		57,936	868,230
Eurocastle Investment Ltd.		12,793	313,292
			1,181,522
TOTAL GERMANY			2,743,275
HONG KONG	15.6%
DIVERSIFIED	11.3%
Cheung Kong Holdings Ltd.		118,600	2,194,832
Great Eagle Holdings Ltd.		1,134,660	4,241,842
Henderson Land Development Company Ltd.		861,307	8,124,391
Hysan Development Company Ltd.		910,357	2,603,555
Kerry Properties Ltd.		79,221	640,075
Sino Land Co., Ltd.		724,905	2,565,904
Sun Hung Kai Properties Ltd.		371,758	7,885,805
Wharf Holdings Ltd.		647,291	3,395,260
			31,651,664

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

		Number of Shares	Value
HOTEL	0.9%
Shangri-La Asia Ltd.		815,972	$2,590,005
OFFICE	2.6%
Hongkong Land Holdings Ltd. (USD)		1,482,000	7,321,080
REAL ESTATE OPERATIONS/DEVELOPMENT	0.8%
New World China Land Ltd.		2,323,106	2,106,390
Sino-Ocean Land Holdings Ltd.[a]		34	42
			2,106,432
TOTAL HONG KONG			43,669,181
ITALY	0.9%
OFFICE
Beni Stabili S.p.A.		2,229,229	2,423,249
JAPAN	11.9%
DIVERSIFIED	6.2%
Heiwa Real Estate Co., Ltd.		257,500	1,636,531
Kenedix Realty Investment Corp.		122	814,680
Mitsubishi Estate Co., Ltd.		561,000	13,533,500
Sumitomo Realty & Development Co., Ltd.		49,000	1,212,774
Tokyo Tatemono Co., Ltd.		10,000	94,705
			17,292,190
OFFICE	4.6%
DA Office Investment Corp.		83	537,905
Mitsui Fudosan Co., Ltd.		519,000	11,289,173
Nomura Real Estate Office Fund		121	1,148,100
			12,975,178
SHOPPING CENTER	1.1%
AEON Mall Co., Ltd.		120,100	3,171,418
TOTAL JAPAN			33,438,786
NETHERLANDS	0.5%
SHOPPING CENTER
Corio NV		18,231	1,476,667

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

		Number of Shares	Value
NORWAY	0.4%
DIVERSIFIED
Norwegian Property ASA		88,220	$1,080,440
SINGAPORE	0.8%
DIVERSIFIED	0.3%
CapitaLand Ltd.		161,000	701,289
OFFICE	0.5%
CapitaCommercial Trust		821,000	1,391,670
TOTAL SINGAPORE			2,092,959
SWEDEN	0.9%
DIVERSIFIED
Castellum AB		242,743	2,525,756
UNITED KINGDOM	15.7%
DIVERSIFIED	9.2%
British Land Co., PLC		313,680	5,900,689
Hammerson PLC		241,307	4,923,545
Helical Bar PLC		240,047	1,529,080
Land Securities Group PLC		450,647	13,509,695
			25,863,009
INDUSTRIAL	1.7%
Segro PLC		493,117	4,613,515
OFFICE	4.8%
Derwent London PLC		304,411	8,568,284
Great Portland Estates PLC		524,084	4,903,236
			13,471,520
TOTAL UNITED KINGDOM			43,948,044
UNITED STATES	35.3%
DIVERSIFIED	2.1%
Vornado Realty Trust		65,282	5,741,552

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

		Number of Shares	Value
HOTEL	4.2%
Host Hotels & Resorts		287,563	$4,900,073
LaSalle Hotel Properties		35,204	1,123,008
Starwood Hotels & Resorts Worldwide		106,999	4,711,166
Sunstone Hotel Investors		59,303	1,084,652
			11,818,899
INDUSTRIAL	0.5%
ProLogis		21,819	1,382,888
OFFICE	11.6%
BioMed Realty Trust		121,424	2,813,394
Boston Properties		56,907	5,224,632
Brookfield Properties Corp.		183,033	3,523,385
Douglas Emmett		83,624	1,890,739
DuPont Fabros Technology		29,300	574,280
Forest City Enterprises		47,054	2,091,080
Kilroy Realty Corp.		56,136	3,085,234
Mack-Cali Realty Corp.		33,078	1,124,652
Maguire Properties		80,292	2,366,205
SL Green Realty Corp.		105,047	9,817,693
			32,511,294
OFFICE/INDUSTRIAL	0.3%
Liberty Property Trust		30,321	873,548
RESIDENTIAL—APARTMENT	4.7%
Apartment Investment & Management Co.		30,126	1,046,276
AvalonBay Communities		41,719	3,927,427
BRE Properties		68,652	2,782,465
Equity Residential		111,608	4,070,344
UDR		64,126	1,272,901
			13,099,413
SELF STORAGE	2.7%
Public Storage		104,400	7,664,004

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

		Number of Shares	Value
SHOPPING CENTER	9.2%
COMMUNITY CENTER	3.2%
Developers Diversified Realty Corp.		68,815	$2,634,926
Federal Realty Investment Trust		55,349	4,546,921
Regency Centers Corp.		29,112	1,877,433
			9,059,280
REGIONAL MALL	6.0%
General Growth Properties		114,640	4,720,875
Macerich Co.		104,550	7,429,323
Simon Property Group		51,944	4,511,856
			16,662,054
TOTAL SHOPPING CENTER			25,721,334
TOTAL UNITED STATES			98,812,932
TOTAL COMMON STOCK (Identified cost—$308,187,195)			274,812,703
RIGHTS	0.0%
HONG KONG
Wharf Holdings Ltd., expires 1/8/08[a]
TOTAL RIGHTS (Identified cost—$0)		80,911	111,030
		Principal Amount
COMMERCIAL PAPER	2.4%
Prudential Funding Corp., 3.15%, due 1/2/08 (Identified cost—$6,734,411)		$6,735,000	6,734,411
TOTAL INVESTMENTS (Identified cost—$314,921,606)	100.5%		281,658,144
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.5)%		(1,409,756)
NET ASSETS (Equivalent to $25.10 per share based on 11,163,948 shares of capital stock outstanding)	100.0%		$280,248,388

Glossary of Portfolio Abbreviation

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the fund.

a  Non-income producing security.

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS:
Investments in securities, at value (Identified cost—$314,921,606)	$281,658,144
Dividends receivable	1,572,909
Receivable for fund shares sold	1,146,642
Receivable for investment securities sold	390,813
Other assets	404
Total Assets	284,768,912
LIABILITIES:
Payable for investment securities purchased	3,521,829
Payable for dividends declared	529,333
Payable for fund shares redeemed	227,159
Payable for investment advisory fees	224,494
Payable for directors' fees	4,441
Other liabilities	13,268
Total Liabilities	4,520,524
NET ASSETS applicable to 11,163,948 shares of $0.001 par value of common stock outstanding	$280,248,388
NET ASSET VALUE PER SHARE:
($280,248,388 ÷ 11,163,948 shares outstanding)	$25.10
NET ASSETS consist of:
Paid-in-capital	$323,287,598
Dividends in excess of net investment income	(3,220,061)
Accumulated net realized loss	(6,552,340)
Net unrealized depreciation	(33,266,809)
$280,248,388

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2007

Investment Income:
Dividend income (net of $401,807 of foreign withholding tax)	$5,129,498
Interest income	288,224
Total Income	5,417,722
Expenses:
Investment advisory fees	2,019,977
Registration and filing fees	69,814
Directors' fees and expenses	54,210
Line of credit fees	3,339
Miscellaneous	1,932
Total Expenses	2,149,272
Reduction of Expenses	(129,295)
Net Expenses	2,019,977
Net Investment Income	3,397,745
Net Realized and Unrealized Gain (Loss):
Net realized loss on:
Investments	(5,402,902)
Foreign currency transactions	(340,094)
Net realized loss	(5,742,996)
Net change in unrealized appreciation (depreciation) on:
Investments	(37,060,549)
Foreign currency translations	10,718
Net change in unrealized appreciation (depreciation)	(37,049,831)
Net realized and unrealized loss	(42,792,827)
Net Decrease in Net Assets Resulting from Operations	$(39,395,082)

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2007	For the Period August 10, 2006[a] through December 31, 2006
Change in Net Assets:
From Operations:
Net investment income	$3,397,745	$167,959
Net realized gain (loss)	(5,742,996)	113,278
Net change in unrealized appreciation (depreciation)	(37,049,831)	3,783,022
Net increase (decrease) in net assets resulting from operations	(39,395,082)	4,064,259
Dividends and Distributions to Shareholders from:
Net investment income	(7,288,118)	(289,899)
Net realized gain on investments	(108,627)	(21,743)
Tax return of capital	(963,594)	—
Total dividends and distributions to shareholders	(8,360,339)	(311,642)
Capital Stock Transactions:
Increase in net assets from fund share transactions	246,566,438	77,584,754
Total increase in net assets	198,811,017	81,337,371
Net Assets:
Beginning of period	81,437,371	100,000
End of period[b]	$280,248,388	$81,437,371

a  Commencement of operations.

b  Includes dividends in excess of net investment income of $3,220,061 and $123,896, respectively.

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Per Share Operating Performance:	For the Year Ended December 31, 2007	For the Period August 10, 2006[a] through December 31, 2006
Net asset value, beginning of period	$29.57	$25.00
Income from investment operations:
Net investment income	0.49 [b]	0.12
Net realized and unrealized gain (loss) on investments	(4.12)	4.62
Total income (loss) from investment operations	(3.63)	4.74
Less dividends and distributions to shareholders from:
Net investment income	(0.73)	(0.16)
Net realized gain on investments	(0.01)	(0.01)
Tax return of capital	(0.10)	—
Total dividends and distributions to shareholders	(0.84)	(0.17)
Net increase (decrease) in net assets	(4.47)	4.57
Net asset value, end of period	$25.10	$29.57
Total investment return	–12.35%	18.98%[c]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$280.2	$81.4
Ratio of expenses to average daily net assets (before expense reduction)	1.06%	1.47%[d]
Ratio of expenses to average daily net assets (net of expense reduction)	1.00%	1.00%[d]
Ratio of net investment income to average daily net assets (before expense reduction)	1.62%	1.73%[d]
Ratio of net investment income to average daily net assets (net of expense reduction)	1.68%	2.20%[d]
Portfolio turnover rate	67%	8%[c]

a  Commencement of operations.

b  6.2% of net investment income was attributable to a special dividend paid by Boston Properties, Inc.

c  Not annualized.

d  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Institutional Global Realty Shares, Inc. (the fund) was incorporated under the laws of the State of Maryland on May 11, 2006 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. The fund's investment objective is total return. The fund had no operations until June 16, 2006 when it sold 4,000 shares for $100,000 to Cohen & Steers Capital Management, Inc. (the advisor). Investment operations commenced on August 10, 2006.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the advisor to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

Portfolio securities primarily traded on foreign markets are generally valued at the closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Securities for which market prices are unavailable, or securities for which the advisor determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, net of applicable withholding taxes, except for certain dividends on foreign securities, which are recorded as soon as the fund is informed after the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/ (depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Foreign Currency Translations: The books and records of the fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

purposes. The fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid semiannually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash.

Distributions paid by the fund are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2007, a portion of the dividends have been reclassified to return of capital and distributions of net realized capital gains.

Income Taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

Note 2. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the fund's investment advisor pursuant to an investment advisory agreement (the advisory agreement). Under the terms of the advisory agreement, the advisor provides the fund with the day-to-day investment decisions and generally manages the fund's investments in accordance with the stated policies of the fund, subject to the supervision of the fund's Board of Directors. For the services provided to the fund, the advisor receives a fee, accrued daily and paid monthly, at the annual rate of 1.00% of the average daily net assets of the fund.

The advisor is also responsible, under the advisory agreement, for the performance of certain administrative functions for the fund. Additionally, the advisor pays all expenses of the fund except for brokerage fees, taxes, interest, fees and expenses of the fund's independent directors (as well as their independent counsel and other

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

independent consultants), trade organization membership dues, federal and state registration fees and extraordinary expenses.

The advisor has contractually agreed to reimburse the fund so that its total annual operating expenses do not exceed 1.00% of the average daily net assets. This commitment will remain in place for the life of the fund.

Under subadvisory agreements between the advisor and Cohen & Steers Asia Limited., Cohen & Steers UK Limited., and Cohen & Steers Europe S.A. (formerly, Houlihan Rovers S.A.) (collectively the subadvisors), affiliates of the advisor, the subadvisors are responsible for managing the fund's investments in certain non-U.S. real estate securities. For their services provided under the subadvisory agreement, the advisor (not the fund) pays the subadvisors 16.3%, 6.3% and 6.3%, respectively, of the advisory fee received by the advisor from the fund, net of operating expenses. For the year ended December 31, 2007, the advisor paid the subadvisors $329,256, $127,259 and $127,259, respectively.

Directors' and Officers' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the advisor. The fund does not pay compensation to any affiliated directors and officers.

Other: At December 31, 2007, the advisor owned 124,051 shares or 1.1% of the fund.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2007 totaled $374,712,803 and $132,422,358 respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31, 2007	For the Period August 10, 2006[a] through December 31, 2006
Ordinary income	$7,314,848	$311,642
Long-term capital gains	81,897	—
Tax return of capital	963,594	—
Total dividends and distributions	$8,360,339	$311,642

a  Commencement of operations.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

As of December 31, 2007, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Gross unrealized appreciation	$10,880,049
Gross unrealized depreciation	(49,736,843)
Net unrealized depreciation	$(38,856,794)
Cost for federal income tax purposes	$320,514,938

As of December 31, 2007, the fund had a net capital loss carryforward of $251,260 which will expire on December 31, 2015. This carryforward may be used to offset future capital gains to the extent provided by regulations.

As of December 31, 2007, the fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and post-October losses (capital and foreign currency losses and mark-to-market losses on passive foreign investment companies (PFICs) incurred after October 31 within the taxable year which are deemed to arise on the first day of the fund's next taxable year) and permanent book/tax differences primarily attributable to tax adjustments on sales of PFICs. To reflect reclassifications arising from the permanent differences, accumulated net realized gain was charged $794,208 and accumulated net investment income was credited $794,208.

Note 5. Capital Stock

The fund is authorized to issue 100 million shares of capital stock at a par value of $0.001 per share. The Board of Directors of the fund is authorized to reclassify and issue any unissued shares of the fund without shareholder approval. Transactions in fund shares were as follows:

	For the Year Ended December 31, 2007		For the Period August 10, 2006 (commencement of operations) through December 31, 2006
	Shares	Amount	Shares	Amount
Sold	9,216,358	$270,272,278	2,743,068	$77,373,244
Issued as reinvestment of dividends and distributions	298,514	7,669,435	8,178	237,082
Redeemed	(1,105,230)	(31,375,275)	(940)	(25,572)
Net increase	8,409,642	$246,566,438	2,750,306	$77,584,754

Note 6. Borrowings

The fund, in conjunction with other Cohen & Steers funds, was made a participant to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires December 2008. The fund pays a commitment fee of 0.10% per annum on its proportionate share of the unused portion of the credit agreement.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

During the year ended December 31, 2007, the fund did not utilize the line of credit.

Note 7. Other

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. An assessment of the fund's tax positions has been made and it has been determined that there is no impact to the fund's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has evaluated the impact of SFAS 157 and it is not expected to have a material impact on the fund's net assets or results of operations.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Institutional Global Realty Shares, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Institutional Global Realty Shares, Inc. (the "Fund") at December 31, 2007, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period August 10, 2006 (commencement of operations) through December 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 18, 2008

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

TAX INFORMATION—2007 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the fund designates qualified dividend income of $1,840,350. Also, the fund designates a long-term capital gain distribution of $70,069 at the 15% rate and $11,828 at the 25% rate or maximum allowable.

The fund has elected, pursuant to section 853 of the Internal Revenue Code, to pass through foreign taxes of $336,611. The fund generated net foreign source income of $3,718,416 with respect to this election.

OTHER INFORMATION

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The fund may also pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

MANAGEMENT OF THE FUND

The business and affairs of the fund are managed under the direction of the board of directors. The board of directors approves all significant agreements between the fund and persons or companies furnishing services to it, including the fund's agreements with its advisor, administrator, custodian and transfer agent. The management of the fund's day-to-day operations is delegated to its officers, the advisor and the fund's administrator, subject always to the investment objective and policies of the fund and to the general supervision of the board of directors.

The directors and officers of the fund and their principal occupations during the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Interested Directors[1]

Robert H. Steers Age: 54	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM), the fund's investment manager, and its parent company, Cohen & Steers, Inc. (CNS) since 2004. Vice President and Director, Cohen & Steers Securities, LLC (CSSL), the Cohen & Steers open-end funds' distributor. Prior thereto, Chairman of CSCM and the Cohen & Steers funds.	22	1991 to present

Martin Cohen Age: 59	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of CSCM and CNS. Vice President and Director of CSSL. Prior thereto, President of the CSCM and the Cohen & Steers funds.	22	1991 to present

  (table continued on next page)

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

1  "Interested person", as defined in the 1940 Act, of the fund because of affiliation with CSCM.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Disinterested Directors

Bonnie Cohen[2] Age: 65	Director	Until next election of directors	Consultant, Director, Reis, Inc.; Chair of the Board of Global Heritage Fund; Program member, The Moriah Fund; Advisory Committee member, The Posse Foundation; Board member, District of Columbia Public Libraries; Visiting Committee, Harvard Business School. Former Under Secretary of State for Management, United States Department of State, 1996-2000.	22	2001 to present

George Grossman Age: 54	Director	Until next election of directors	Attorney-at-law.	22	1993 to present

Richard E. Kroon Age: 65	Director	Until next election of directors	Member of Investment Committee, Monmouth University; retired Chairman and Managing Partner of the Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin & Jenrette Securities Corporation; and former Chairman of the National Venture Capital Association.	22	2004 to present

Richard J. Norman Age: 64	Director	Until next election of directors	Private Investor. Board of Directors of Maryland Public Television, Advisory Board Member of the Salvation Army. Prior thereto, Investment Representative of Morgan Stanley Dean Witter.	22	2001 to present

  (table continued on next page)

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

2  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Frank K. Ross Age: 64	Director	Until next election of directors	Professor of Accounting, Howard University; Board member of Pepco Holdings, Inc. (electric utility). Formerly, Midatlantic Area Managing Partner for Audit and Risk Advisory Services at KPMG LLP and Managing Partner of its Washington, DC office.	22	2004 to present

Willard H. Smith Jr. Age: 71	Director	Until next election of directors	Board member of Essex Property Trust Inc., Realty Income Corporation and Crest Net Lease, Inc. Managing Director at Merrill Lynch & Co., Equity Capital Markets Division from 1983 to 1995.	22	1996 to present

C. Edward Ward, Jr. Age: 61	Director	Until next election of directors	Member of the Board of Trustees of Directors Manhattan College, Riverdale, New York. Formerly head of closed-end fund listings for the New York Stock Exchange.	22	2004 to present

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age*	Position(s) Held with Fund	Principal Occupation During Past 5 Years	Length of Time Served**
Adam M. Derechin Age: 43	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005

Joseph M. Harvey Age: 44	Vice President	President of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004

James S. Corl Age: 41	Vice President	Executive Vice President of CSCM since 2004. Prior to that, Senior Vice President of CSCM.	Since 2004

Francis C. Poli Age: 45	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007

James Giallanza Age: 41	Treasurer	Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006; Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.	Since 2006

Lisa Phelan Age: 39	Chief Compliance Officer	Vice President & Director of Compliance of CSCM since January 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004. First VP, Risk Management, Prudential Securities, Inc. 2000-2003.	Since 2006

*  The address of each officer is 280 Park Avenue, New York, NY 10017.

**  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

Meet the Cohen & Steers family of open-end funds:

COHEN & STEERS
REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
REALTY INCOME FUND

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking maximum total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking maximum total return, investing in global real estate equity securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

COHEN & STEERS
UTILITY FUND

  •  Designed for investors seeking maximum total return, investing primarily in utilities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS
EUROPEAN REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities located in Europe

  •  Symbols: EURAX, EURCX, EURIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

James S. Corl
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Subadministrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, MA 02171
(800) 437-9912

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: GRSIX

Web site: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Institutional Global Realty Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the fund. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

INSTITUTIONAL GLOBAL REALTY SHARES

280 PARK AVENUE

NEW YORK, NY 10017

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ANNUAL REPORT

DECEMBER 31, 2007

GRSIXAR

Item 2. Code of Ethics.

The registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 280 Park Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Frank K. Ross, a member of the board’s audit committee, is an “audit committee financial expert”. Mr. Ross is “independent,” as such term is defined in this Item.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2007	2006
Audit Fees	$45,200	$41,000
Audit-Related Fees	10,000	2,000
Tax Fees	13,300	—
All Other Fees	—	—

Audit-related fees were billed in connection with agreed upon procedures performed by the registrant’s principal accountant relating to after-tax return calculations. Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2007	2006
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	$ 109,000	$65,000

These other fees were billed in connection with internal control reviews.

(e)(1)       The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-

approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser and any sub-adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment adviser.

(e) (2)      No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of
Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           For the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant were $78,300 and $67,000, respectively.

(h)           The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X  was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

By:	/s/	Adam M. Derechin
		Name:	Adam M. Derechin
		Title:	President and Chief Executive Officer

Date: March 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/	Adam M. Derechin
		Name:	Adam M. Derechin
		Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/	James Giallanza
		Name:	James Giallanza
		Title:	Treasurer
(principal financial officer)

Date: March 3, 2008